Exhibit 21
SUBSIDIARIES 1
OF
VAIL RESORTS, INC.

NAME	STATE OF INCORPORATION/ FORMATION	DOING BUSINESS AS
1089881 B.C. Ltd.	British Columbia
AFFINITY SNOWSPORTS INC.	British Columbia
ALL MEDIA ASSOCIATES, INC.	California	MOUNTAIN NEWS CORPORATION MOUNTAIN NEWS
ALL MEDIA HOLDINGS, INC.	Colorado
ARRABELLE AT VAIL SQUARE, LLC	Colorado
AVON PARTNERS II LIMITED LIABILITY COMPANY	Colorado
BCRP, INC.	Delaware
BEAVER CREEK ASSOCIATES, INC.	Colorado	BEANO AT BEAVER CREEK HAY MEADOW AT BEAVER CREEK LATIGO AT BEAVER CREEK MCCOY PARK AT BEAVER CREEK RED TAIL AT BEAVER CREEK SPRUCE SADDLE RESTAURANT STRAWBERRY PARK AT BEAVER CREEK
BEAVER CREEK CONSULTANTS, INC.	Colorado
BEAVER CREEK FOOD SERVICES, INC.	Colorado	BACHELOR GULCH CLUB BEANO’S CABIN BEAVER CREPES AND COOKIES CANDY CABIN GUNDER’S TALONS
BLACK DIAMOND INSURANCE, INC.	Arizona
BLACKCOMB MOUNTAIN DEVELOPMENT LTD.	British Columbia
BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP	British Columbia
BLACKCOMB SKIING ENTERPRISES LTD.	British Columbia
BOOTH CREEK SKI HOLDINGS, INC.	Delaware
BRECKENRIDGE RESORT PROPERTIES, INC.	Colorado	BRECKENRIDGE RESORT PROPERTIES VAIL RESORTS PROPERTY MANAGEMENT
BRECKENRIDGE TERRACE, LLC	Colorado
COLORADO MOUNTAIN EXPRESS, INC. (F/K/A DELIVERY ACQUISITION, INC.)	Colorado
CME
CMECOUPONS
CMECOUPONS.COM
CME DESTINATIONS WEST
CME PARTNERS
CME PREMIER
COLORADO MOUNTAIN EXPRESS
EPIC MOUNTAIN EXPRESS DESTINATIONS WEST
PREMIER VIP TRANSPORTATION
RESORT EXPRESS
ROCKY MOUNTAIN ART GUIDE
ROCKY MOUNTAIN DINING GUIDE

COLORADO MOUNTAIN EXPRESS, INC. (continued)	Colorado	SKIER'S CONNECTION TRANSPORTATION MANAGEMENT SYSTEMS WHEELS OF FORTUNE
COLTER BAY CAFÉ COURT, LLC	Wyoming
COLTER BAY CONVENIENCE STORE, LLC	Wyoming
COLTER BAY CORPORATION	Wyoming
COLTER BAY GENERAL STORE, LLC	Wyoming
COLTER BAY MARINA, LLC	Wyoming
CRANKWORX EVENTS INC.	British Columbia
CRYSTAL PEAK LODGE OF BRECKENRIDGE, INC.	Colorado	CRYSTAL PEAK LODGE
DTPC, LLC	Delaware	DT PARK CITY HOTEL INTELLIGENTSIA ROOTS GRILL VERTICAL LOUNGE YARROW HOTEL
EPICSKI, INC.	Montana
EVER VAIL, LLC	Colorado
FIRST CHAIR HOUSING TRUSTEE LLC	Colorado
FLAGG RANCH COMPANY	Colorado
FOREST RIDGE HOLDINGS, INC.	Colorado
GARIBALDI LIFTS LTD.	British Columbia
GILLETT BROADCASTING, INC.	Delaware
GORE CREEK PLACE, LLC	Colorado
GRAND TETON LODGE COMPANY	Wyoming
GREATER PARK CITY COMPANY	Utah	GREATER PARK CITY CORPORATION PARK CITY MOUNTAIN RESORT
GREATER PROPERTIES, INC.	Delaware
GROS VENTRE UTILITY COMPANY	Wyoming
HEAVENLY VALLEY, LIMITED PARTNERSHIP	Nevada
BUB'S PUB
EXPEDITION KIRKWOOD
HEAVENLY MOUNTAIN RESORT
KIRKWOOD
KIRKWOOD CENTRAL RESERVATIONS
KIRKWOOD GENERAL STORE
KIRKWOOD INN
KIRKWOOD MOUNTAIN OUTFITTERS
KIRKWOOD MOUNTAIN RESORT
KIRKWOOD RESORT
KIRKWOOD SERVICE CENTER
KIRKWOOD SKI AND SUMMER RESORT
KIRKWOOD SKI RESORT
MONTE WOLFS MOUNTAIN KITCHEN
OFF THE WALL BAR AND GRILL
TIMBER CREEK

HPK,LLC	Delaware
HUNKIDORI LAND COMPANY, LLC	Colorado
HVLP KIRKWOOD SERVICES, LLC	California
JACKSON HOLE GOLF AND TENNIS CLUB, INC.	Wyoming
JACKSON HOLE GOLF AND TENNIS CLUB SNACK SHACK, LLC	Wyoming
JACKSON LAKE LODGE CORPORATION	Wyoming

JENNY LAKE LODGE, INC.	Wyoming
JENNY LAKE STORE, LLC	Wyoming
JHL&S LLC	Wyoming
KEYSTONE CONFERENCE SERVICES, INC.	Colorado
KEYSTONE DEVELOPMENT SALES, INC.	Colorado
KEYSTONE FOOD AND BEVERAGE COMPANY	Colorado	9280' ALPENTOP DELI DERCUM SQUARE ICE RINK KEYSTONE CORPORATE CENTER CORPORATION KEYSTONE LODGE & SPA MINER’S CART ONE SKI HILL PLACE PIONEER CROSSING SNOW DRIFTER THE CROW'S NEST THE OVERLOOK
KEYSTONE RESORT PROPERTY MANAGEMENT COMPANY	Colorado	KEYSTONE CENTRAL RESERVATIONS KEYSTONE MOUNTAIN RESERVATIONS KEYSTONE PROPERTY MANAGEMENT
KEYSTONE/INTRAWEST, LLC	Delaware	KEYSTONE REAL ESTATE DEVELOPMENTS
KEYSTONE/INTRAWEST REAL ESTATE, LLC	Colorado
LA POSADA BEVERAGE SERVICE, LLC	Delaware
LAKE TAHOE LODGING COMPANY	Colorado	ACCOMMODATION STATION TAHOE LODGING
LARKSPUR RESTAURANT & BAR, LLC	Colorado
LODGE PROPERTIES, INC.	Colorado	THE LODGE AT VAIL
LODGE REALTY, INC.	Colorado
MOUNTAIN NEWS GMBH	Germany
MOUNTAIN THUNDER, INC.	Colorado
NATIONAL PARK HOSPITALITY COMPANY	Colorado
NORTHSTAR GROUP COMMERCIAL PROPERTIES, LLC	Delaware
NORTHSTAR GROUP RESTAURANT PROPERTIES, LLC	Delaware
ONE RIVER RUN, LLC	Colorado
ONE SKI HILL PLACE, LLC	Colorado
PARK PROPERTIES, INC.	Delaware
PEAK TO CREEK HOLDINGS CORP.	British Columbia
PEAK TO CREEK LODGING COMPANY LTD.	British Columbia
PERISHER BLUE PTY LIMITED	Australia
PROPERTY MANAGEMENT ACQUISITION CORP., INC.	Tennessee	ROCKY MOUNTAIN RESORT LODGING COMPANY
RCR VAIL, LLC	Colorado	ROCKY MOUNTAIN RESIDENCES, LLC
ROCKRESORTS ARRABELLE, LLC	Colorado
ROCKRESORTS CORDILLERA LODGE COMPANY, LLC	Colorado

ROCKRESORTS COSTA RICA S.R.L.	Costa Rica
ROCKRESORTS DR, LLC	Delaware
ROCKRESORTS EQUINOX, INC.	Vermont
ROCKRESORTS HOTEL JEROME, LLC	Colorado
ROCKRESORTS INTERNATIONAL, LLC	Delaware
ROCKRESORTS INTERNATIONAL MANAGEMENT COMPANY	Colorado	ROCKRESORTS INTERNATIONAL MANAGEMENT COMPANY, LLC
ROCKRESORTS JAMAICA LIMITED	Jamaica
ROCKRESORTS SKI TIP, LLC	Colorado
ROCKRESORTS (ST. LUCIA) INC.	St. Lucia
ROCKRESORTS THIRD TURTLE, LTD.	Turks & Caicos Islands
ROCKRESORTS WYOMING, LLC	Wyoming
ROCKRESORTS, LLC	Delaware
SKIINFO AS	Norway
SKIINFO.FR S.A.R.L.	France
SKIINFO ITALY S.R.L.	Italy
SKIINFO S.R.O.	Slovakia
SLIFER SMITH & FRAMPTON/VAIL ASSOCIATES REAL ESTATE, LLC	Colorado
SLIFER, SMITH & FRAMPTON REAL
   ESTATE
SLIFER, SMITH & FRAMPTON/VAIL
   ASSOCIATES
SLIFER, SMITH & FRAMPTON/VAIL
   ASSOCIATES LLC
VAIL LIONSHEAD REAL ESTATE
   BROKERS
VAIL-LIONSHEAD REAL ESTATE
   BROKERS
VAIL-LIONSHEAD REAL ESTATE CO.

SOHO DEVELOPMENT, LLC	Colorado
SSI VENTURE, LLC	Colorado
ALL MOUNTAIN SPORTS
ALTERNATIVE EDGE
ANY MOUNTAIN
ASPEN SPORTS AT SNOWMASS
ASPEN SPORTS
BEAVER CREEK FLY FISHER
BICYCLE VILLAGE OF COLORADO
BOARDER CROSS
BOARDER CROSSING
BOARDER X-ING
BOOTSIE LACY B LLC
BOULDER SKI AND BIKE
BOULDER SKI AND BIKE DEALS
BOULDER SKI DEALS
BRECKENRIDGE SPORTS
BREEZE
BREEZE SKI RENTALS
BREEZE SKI & SPORT
BUTTERBOX
BUYSKIS.COM
COLORADO SKI AND BIKE
COLORADO SKI & GOLF
COLORADO SNOWBOARDS
COPPER MOUNTAIN SPORTS
COPPER VILLAGE SPORTS

SSI VENTURE, LLC (continued)	Colorado
DEPOT
DEPOT SKI RENTALS
EFLIN SPORTS
EPIC MOUNTAIN GEAR
FRISCO SPORTS
GONDOLA SPORTS
GORE CREEK FLY FISHERMAN
GRAND WEST OUTFITTERS
HAPPY THOUGHTS
HEAVENLY SPORTS
HOIGAARD’S
KEYSTONE SPORTS
KIRKWOOD MOUNTAIN SPORTS
LIONSHEAD SPORTS
MAX SNOWBOARD
MINE CHILDREN’S
MOUNTAIN ADVENTURE CENTER
MOUNTAIN BASICS
MOUNTAIN SPORTS OUTLET
MOUNTAINSPORT TELLURIDE
NORTHSTAR LOGO
NORTHSTAR SPORTS
ONE TRACK MIND
PARK CITY MOUNTAIN SPORTS
PEAK SPORTS
RENTBOARDS.COM
RENTSKIS.COM
RENTSKIS GOLD
RIVER RUN SPORTS
ROCKY MOUNTAIN EYES AND TEES
ROCKY MOUNTAIN EYES AND T'S
ROCKY MOUNTAIN EYEWEAR
ROCKY MOUNTAIN EYEWEAR LTD.
SAN MIGUEL ANGLERS
SKI DEPOT
SKI DEPOT RENTALS
SKI DEPOT SPORTS
SNOWMASS SPORT STALKER
SPECIALTY SPORTS NETWORK
SPECIALTY SPORTS VENTURE
STEAMBOAT SPORTS
TAYLOR CREEK
TAYLOR CREEK ANGLING SERVICES
TAYLOR CREEK FLY SHOPS
TAYLOR CREEK SPORTS
TELLURIDE ADVENTURES
TELLURIDE MOUNTAIN BIKE HEADQUARTERS LLC
TELLURIDE MOUNTAINCRAFT LLC
TELLURIDE SPORTS
TEN MILE SPORTS
THE BOARDING HOUSE
THE DEPOT
THE SKI DOCTOR
TRUE NORTH
VAIL FISHING GUIDES
VAIL FLY-FISHING
VAIL FLY-FISHING OUTFITTERS
VAIL RESORTS RETAIL
WINTER PARK SKI RENTALS
WINTER PARK SKI SWAP
WINTER PARK SPORTS
WINTER PARK SWAP SHOP

SSV HOLDINGS, INC.	Colorado	NEVE SPORTS
SSV ONLINE LLC	Wisconsin	OUTDOOR OUTLET
SSV ONLINE HOLDINGS, INC.	Colorado
STAGECOACH DEVELOPMENT, LLC	Nevada
STAMPEDE CANTEEN, LLC	Wyoming
SUMMIT SKI LIMITED	British Columbia
TCRM COMPANY	Delaware
TENDERFOOT SEASONAL HOUSING, LLC	Colorado
TETON HOSPITALITY SERVICES, INC.	Wyoming
THE CHALETS AT THE LODGE AT VAIL, LLC	Colorado	THE LODGE AT VAIL CHALETS
THE VAIL CORPORATION	Colorado
ARROWHEAD ALPINE CLUB
ASPEN GROVE
AVAIL ADVENTURE OUTFITTERS, LTD.
BACHELOR GULCH CLUB
BACHELOR GULCH
BEAVER CREEK CLUB
BEAVER CREEK RESORT
PASSPORT CLUB
PRATER LANE PLAY SCHOOL
RED SKY GOLF CLUB
RED SKY GOLF CLUB GUEST CLUBHOUSE PRO SHOP
RED SKY GOLF CLUB MEMBER PRO
   SHOP
THE ARRABELLE CLUB
THE OSPREY AT BEAVER CREEK
THE PASSPORT CLUBHOUSE AT
   GOLDEN PEAK
THE YOUNGER GENERATION
TV8
VAIL ASSOCIATES, INC.
VAIL CONSULTANTS
VAIL MOUNTAIN VAIL MOUNTAIN HIKING CENTER
VAIL RESORTS MANAGEMENT
   COMPANY
VAIL SNOWBOARD SUPPLY

THE VILLAGE AT BRECKENRIDGE ACQUISITION CORP., INC.	Tennessee	BRECKENRIDGE MOUNTAIN LODGE MAGGIE CAFETERIA MOUNTAIN THUNDER PROPERTY MANAGEMENT COMPANY ROCKY MOUNTAIN RESORT LODGING THE VILLAGE AT BRECKENRIDGE THE VILLAGE AT BRECKENRIDGE RESORT VILLAGE PUB
TRIMONT LAND COMPANY	California	NORTHSTAR AT TAHOE RESORT NORTHSTAR CALIFORNIA
VA RANCHO MIRAGE I, INC.	Colorado
VA RANCHO MIRAGE II, INC.	Colorado
VA RANCHO MIRAGE RESORT, L.P.	Delaware
VAIL ASSOCIATES HOLDINGS, LTD.	Colorado
VAIL ASSOCIATES INVESTMENTS, INC.	Colorado	WARREN LAKES VENTURE, LTD.
VAIL ASSOCIATES REAL ESTATE, INC.	Colorado

VAIL FOOD SERVICES, INC.	Colorado
BISTRO 14
EXTRA EXTRA
FOX HOLLOW GOLF COURSE
   CLUBHOUSE
GOLDEN PEAK GRILL
GOLDEN PEAK RESTAURANT AND
   CANTINA
IN THE DOG HAUS
ONE ELK RESTAURANT
RIPPEROO’S CORNER CAFÉ
SALSA'S
THE LIONS DEN BAR & GRILL
TWO ELK RESTAURANT
VAIL MOUNTAIN DINING COMPANY
WAFFLE WAY
WILDWOOD EXPRESS
WILDWOOD SMOKEHOUSE

VAIL HOLDINGS FINANCE B.V.	Netherlands
VAIL HOLDINGS, INC.	Colorado
APRES LOUNGE
AVON AT BEAVER CREEK.
AVON-VAIL COMPANY
BEAVER CREEK ADVERTISING AGENCY
BEAVER CREEK EQUESTRIAN CENTER
BEAVER CREEK GOLF AND TENNIS
   CLUB
BEAVER CREEK GOLF CLUB BAR &
   GRILL
BEAVER CREEK GOLF CLUB
BEAVER CREEK GUIDES
BEAVER CREEK JEEP GUIDES
BEAVER CREEK SKI PATROL
BEAVER CREEK SKI RENTAL
BEAVER CREEK SKI REPAIR
BEAVER CREEK SKI RESORT
BEAVER CREEK SKI SCHOOL
BEAVER CREEK SKI SERVICE
BEAVER CREEK SKI SHOPS
BEAVER CREEK SPORTING GOODS
BEAVER CREEK SPORT SHOP
BEAVER CREEK SPORTS
BEAVER CREEK TENNIS CLUB
BEAVER CREEK VACATION RESORT
EAGLE RESIDENCES
GAME CREEK CLUB
LODGE AT BEAVER CREEK
PLAZA LODGE AT BEAVER CREEK
THE ENCLAVE RESTAURANT
THE INN AT BEAVER CREEK
TRAIL'S END BAR
VAIL ASSOCIATES DEVELOPMENT
   CORPORATION
VAIL/BEAVER CREEK CENTRAL
   RESERVATIONS
VAIL-BEAVER CREEK COMPANY
VAIL BEAVER CREEK REAL ESTATE
VAIL MOUNTAIN CLUB
VAIL MOUNTAIN RESORT
VAIL MOUNTAIN RESORT AND
   CONFERENCE CENTER
VAIL PRODUCTIONS
WILDWOOD SHELTER

VAIL HOTEL MANAGEMENT COMPANY, LLC	Colorado

VAIL RESORTS DEVELOPMENT COMPANY	Colorado	VAIL ASSOCIATES REAL ESTATE GROUP
VAIL RESORTS LODGING COMPANY	Delaware	PARK CITY RENTAL MANAGEMENT COMPANY VAIL RESORTS HOSPITALITY
VAIL RR, INC.	Colorado
VAIL SUMMIT RESORTS, INC.	Colorado
BEAVER CREEK VILLAGE TRAVEL
BRECKENRIDGE HOSPITALITY
BRECKENRIDGE LODGING &   HOSPITALITY
BRECKENRIDGE MOUNTAIN RESORT
BRECKENRIDGE PROPERTY
   MANAGEMENT
BRECKENRIDGE SKI RESORT
BRECKENRIDGE SKI RESORT   CORPORATION
COLORADO VACATIONS
KEYSTONE CONFERENCE CENTER
KEYSTONE LODGE & SPA
KEYSTONE LODGING AND
   HOSPITALITY
KEYSTONE RESORT
KEYSTONE STABLES
KEYSTONE TRAVEL
RESERVATIONS FOR THE SUMMIT
ROCKY MOUNTAIN RESORT
   RESERVATIONS
ROCKY MOUNTAIN RESORTVACATIONS
ROCKY MOUNTAIN SKI
   CONSOLIDATORS
VAIL/BEAVER CREEK CENTRAL
   RESERVATIONS
VAIL/BEAVER CREEK RESERVATIONS
VAIL/BEAVER CREEK TRAVEL

VAIL TRADEMARKS, INC.	Colorado	VAIL RESORTS TRADEMARKS
VAIL/ARROWHEAD, INC.	Colorado
VAIL/BEAVER CREEK RESORT PROPERTIES, INC.	Colorado	ARROWHEAD PROPERTY MANAGEMENT COMPANY BACHELOR GULCH PROPERTY MANAGEMENT COMPANY BEAVER CREEK RESORT PROPERTIES BEAVER CREEK TENNIS CENTER TRAPPER'S CABIN VAIL PROPERTY MANAGEMENT
VAMHC, INC.	Colorado
VR ACQUISITION, INC.	California
VR AUSTRALIA HOLDINGS PTY LTD	Australia
VR CPC HOLDINGS, INC.	Delaware
CANYONS GOLF COURSE BEVERAGE
   CARTS
CANYONS RESORT
COBRA DOG SHACK
KRISTI’S COFFEE CAFÉ
LEGACY LODGE
LEGACY SPORTS
LEGENDS AT THE RESORT
MID MOUNTAIN
MINER'S CAMP RESTAURANT
PARK CITY MOUNTAIN RESORT
PARK CITY MOUNTAIN
PARK CITY RESORT

VR CPC HOLDINGS, INC. (continued)	Delaware	SNOW HUT SUMMIT HOUSE THE CANYONS
VR CPC SERVICES, LLC	Delaware
VR HEAVENLY CONCESSIONS, INC.	California
VR HEAVENLY I, INC.	Colorado
VR HEAVENLY II, INC.	Colorado
VR HOLDINGS, INC.	Colorado
VR NE HOLDINGS, LLC	Delaware
VR NW HOLDINGS, INC.	Delaware
VR US HOLDINGS, INC.	Delaware	AFTON ALPS AFTON ALPS RESORT BRUHN’S MT. BRIGHTON MT. BRIGHTON RESORT ONE CREEK MOUNTAIN GRILL SKI HILL GRILL THE TRUCK
VR US HOLDINGS II, LLC	Delaware
STOWE MOUNTAIN RESORT
ADVENTURE CENTER
CLIFF HOUSE RESTAURANT
CUBS CHILD CARE
GONDOLA CAFÉ
LODGE AT MT. MANSFIELD
LODGE AT STOWE MOUNTAIN RESORT
MIDWAY CAFÉ
MT. MANSFIELD BASELODGE
MT. MANSFIELD SKI PATROL
OCTAGON CAFETERIA
SMUGGLERS DEN
SPRUCE BASE CAMP
SPURCE CAMP BASE LODGE
SPRUCE CAMP
SPRUCE LODGET AT MT. MANSFIELD
STOWE ADVENTURE CENTER
STOWE BASE CAMP
STOWE CUBS DAYCARE
THE CANTEEN RESTAURANT
THE FIRESIDE TAVERN
THE INN AT THE MOUNTAIN
THE OCTAGON
TOLL HOUSE CONFERENCE CENTER
TREETOP ADVENTURE
ZIPTOUR ADVENTURE

VR WM HOLDINGS, LLC	Delaware	WILMOT MOUNTAIN RESORT
WB LAND INC.	British Columbia
WB LAND (CREEKSIDE SNOW SCHOOL) INC.	British Columbia
WB/T DEVELOPMENT LTD.	British Columbia
WHISTLER & BLACKCOMB MOUNTAIN RESORTS LIMITED	British Columbia
WHISTLER ALPINE CLUB INC.	British Columbia
WHISTLER BLACKCOMB EMPLOYMENT CORP.	British Columbia

WHISTLER BLACKCOMB HOLDINGS INC. (f/k/a 1068877 BC Ltd.)	British Columbia
WHISTLER/BLACKCOMB MOUNTAIN EMPLOYEE HOUSING LTD.	British Columbia
WHISTLER BLACKCOMB GENERAL PARTNER LTD.	British Columbia
WHISTLER HELI-SKIING LTD.	British Columbia
WHISTLER MOUNTAIN RESORT LIMITED PARTNERSHIP	British Columbia
WHISTLER SKI SCHOOL LTD.	British Columbia

1Includes only those entities owned 50% or greater.